EXHIBIT 4.1


                    (FORM OF STOCK CERTIFICATE - FRONT SIDE)

NUMBER                                                                   SHARES


                                                            CUSIP
                                                            See reverse for
                                                            certain definitions


                              Vision Bancorp, Inc.
                              Lawrenceburg, Indiana


$.10 par value common stock -- fully paid and non-assessable

         This certifies that ___________________________________ is the registered holder of _________________ shares of the Common Stock, par value $.10 per share, of Vision Bancorp, Inc., Lawrenceburg, Indiana (the "Corporation"), incorporated under the laws of the State of Indiana.

         The shares evidenced by this Certificate are transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation and any and all amendments thereto.

         This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its facsimile seal to be affixed hereto.

Dated:



___________________________________ (SEAL) _________________________________
Margaret M. Abner                          Donald C. Siemers
Secretary                                  President and Chief Executive
                                           Officer

                     (FORM OF STOCK CERTIFICATE - BACK SIDE)


         The Corporation is authorized to issue more than one class of stock, including a class of preferred stock which may be issued in one or more series. The Corporation will furnish to any stockholder, upon written request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and, with respect to the issuance of any preferred stock to be issued in series, the relative rights, limitations and preferences between the shares of each series so far as the rights and preferences have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of any subsequent series or class.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM          -    as tenants in common

TEN ENT          -    as tenants by the entireties

JT TEN           -    as joint tenants with right of survivorship and not
                      as tenants in common

UNIF GIFT MIN ACT - ______________ Custodian ______________ under
                        (Cust)                   (Minor)
              Uniform Gifts to Minors Act ________________________
                                                  (State)


Additional abbreviations may also be used though not in the above list.

         For value received, _________________________________ hereby sell, assign and transfer

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

- ---------------------------------
|                               |
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unto ______________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
CODE OF ASSIGNEE

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__________________________ shares of the Common Stock represented by this
Certificate, and do hereby irrevocably constitute and appoint
__________________________ as Attorney, to transfer the said shares on the books of the within named Corporation, with full power of substitution.


Dated _____________ __, ____


                                         ______________________________________
                                         Signature


                                         ______________________________________
                                         Signature


Notice: The signature(s) to this assignment must correspond with the name(s) written upon the face of this Certificate in every particular without alteration or any change whatsoever.